                        COLLATERAL AND SECURITY AGREEMENT

                                 By and Between

                           AIRSHIP INTERNATIONAL LTD.

                                       and

                              ORIX USA CORPORATION

                            Dated as of May 10, 1994








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                           COLLATERAL AND SECURITY AGREEMENT

                                   TABLE OF CONTENTS

                                                                           Page

        ARTICLE 1............................................................1

        ARTICLE 2............................................................2
               2.1    Grant of Collateral....................................2
               2.2    Collateral as Security Only............................3

        ARTICLE 3............................................................3
               3.1    Title..................................................3
               3.2    Preservation of Rights.................................3
               3.3    Perfection of Liens....................................3
               3.4    Other Assurances.......................................3
               3.5    Maintenance of Name, etc...............................4
               3.6    No Other Financing Statements..........................4
               3.7    Maintenance of Records.................................4
               3.8    Schedules and Reports..................................5
               3.9    Maintenance of Office..................................5
               3.10   No Negotiable Documents................................5
               3.11   Taxes and Assessments..................................5
               3.12   Notices................................................5
               3.13   Release of Collateral..................................5

        ARTICLE 4............................................................6
               4.1    Maintenance and Repair.................................6
               4.2    Right of Inspection....................................6

        ARTICLE 5............................................................6
               5.1    Events of Default......................................6
               5.2    Remedies Generally.....................................7
               5.3    Application of Moneys..................................9

        ARTICLE 6...........................................................10
               6.1    Notices...............................................10
               6.2    No Waivers............................................10
               6.3    Amendments............................................11
               6.4    Indemnification.......................................11
               6.5    Headings..............................................11
               6.6    Severability..........................................11
               6.7    Successors and Assigns................................11
               6.8    Governing Law.........................................12
               6.9    Counterparts..........................................12
               6.10   Termination...........................................12


                                       -i-








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                        COLLATERAL AND SECURITY AGREEMENT

        THIS COLLATERAL AND SECURITY AGREEMENT is entered into as of May 10, 1994, by and between AIRSHIP INTERNATIONAL LTD., a New York corporation (together with all of its subsidiaries and its successors and assigns, "Lessee"), and ORIX USA CORPORATION ("Secured Party").

        Capitalized terms used herein but not herein defined shall have the meanings given in the Loan Agreement (as hereafter defined).

                              W I T N E S S E T H:

        WHEREAS, Lessee, as borrower, has entered into a Lease Agreement (as amended by the Letter Agreement dated January 11, 1994 and the Amendment to Lease dated as of May 10, 1994) (the "Lease") dated as of November 2, 1989 with Secured Party, as Lessor, pursuant to which Lessee has leased Airship No. N600LP; and

        WHEREAS, the Amendment to Lease requires, the execution and delivery of this Collateral and Security Agreement ("Collateral and Security Agreement") in order to secure performance by Lessee of all its obligations under the Lease and under this Collateral and Security Agreement ("Secured Obligations").

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

        Capitalized terms used herein but not defined herein shall have the meanings given in the Loan Agreement. The following terms shall have the respective meanings set forth below:

               "Aircraft Security Agreement" shall mean the Aircraft Security Agreement between Lessee and Secured Party, substantially in the form of Exhibit A to this Collateral and Security Agreement.

               "Chattel Paper" shall have the meaning given to such term in the Code.

               "Code" shall mean the Uniform Commercial Code as in effect in any applicable jurisdiction.









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               "Collateral" shall have the meaning given in section 2.1.

               "Contracts" shall mean all contracts, leases, undertakings or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which Lessee may now or hereafter have any right, title or interest that do not specifically relate to the ownership operation, maintenance or leasing of a specific airship (other than the airship to which the Aircraft Security Agreement relates).

               "Customer Contracts" shall mean all Contracts entered into between Lessee and customers of Lessee.

               "Lessee" shall mean Airship International Ltd., 7380 Sand Lake Road, Suite 200, Orlando, FL 32819.

               "Distribution Date" shall have the meaning given in Section
        6.3(a).

               "Documents" shall have the meaning given to such term in the Code.

               "Document of Title" shall have the meaning given in the Code.

               "Equipment" shall have the meaning given in Section 2.1(a).

               "Instrument" shall mean any "instrument," as such term is defined in the Code.

               "Other Assurances" shall have the meaning given in Section 3.4.

               "Sale Proceeds" shall have the meaning given in section 2.1(d).

               "Secured Party" shall mean ORIX USA CORPORATION, 600 Wilshire Blvd, Suite 1460, Los Angeles, CA 90017.

                                    ARTICLE 2

                                   COLLATERAL

        2.1 Grant of Collateral. In order to secure the due and punctual payment and performance of each of the Secured Obligations, Lessee hereby, and by its execution and delivery of this Collateral and Security Agreement, grants, transfers, warrants, conveys, assigns and mortgages to Secured Party, and grants to Secured Party a security interest in, the following property, wherever located, including without limitation all present and future proceeds and products of, increases, replacements and accessions to, and rights to insurance and documents covering or received by Lessee on account of any such property, all for the benefit and security of Secured Party:

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               The Airship Industries Model 500-HL Skyship, Serial No. 1214/06,
        FAA Registration Number N 601LP, as more specifically described in the Aircraft Security Agreement attached as Exhibit A to this Collateral and Security Agreement (the "Collateral").

        2.2 Collateral as Security Only. The grant of Collateral to Secured Party hereunder is as security only and shall not subject Secured Party to, or transfer or in any way affect or modify, any obligation or liability of Lessee under any of the Collateral or any transactions which gave rise thereto.

                                    ARTICLE 3

           LESSEE'S GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

          Lessee represents, warrants, covenants and agrees to and with Secured Party as follows:

        3.1 Title. Lessee has and will at all times have and maintain good title to all Collateral that is owned by Lessee free of all security interests, liens and encumbrances; the liens and security interests hereunder will be perfected on or prior to the Closing Date and otherwise will be and remain perfected.

        3.2 Preservation of Rights. Lessee shall at its expense protect, warrant and defend forever its rights in the Collateral, and the rights of Secured Party therein and thereto against the claims and demands of all persons whomsoever, and this covenant shall not be extinguished by any exercise of power of sale, foreclosure or sale thereof or other remedy hereunder or provided by law.

        3.3 Perfection of Liens. Lessee has caused and shall cause this Collateral and Security Agreement to be filed, registered or recorded and to be kept, filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect, perfect and continue the liens and security interests hereof upon, and the rights and interest of Secured Party in, the Collateral.

        3.4 Other Assurances. Without limiting the provisions of Section 3.3, Lessee (i) shall do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, supplemental agreements, assignments, instruments, notices of assignments, financing statements, continuation statements, assignments of rents or leases, transfers, assurances and other instruments, documents, writings and agreements as Secured Party may from time to time deem necessary or advisable, for the better assuring, conveying, assigning, transferring, hypothecating, pledging and confirming unto Secured Party the Collateral and rights hereby granted, conveyed or assigned, or which Lessee may be or may hereafter become bound to convey or assign to, or for carrying out the intention of or facilitating the performance of the

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terms of this Collateral and Security Agreement, or for filing, registering or recording this Collateral and Security Agreement or subjecting any portion of the Collateral to the lien and security interest hereof with the priority therefor required hereunder, or for facilitating Secured Party's exercise of its rights and remedies hereunder; and (ii) hereby irrevocably appoints Secured Party to be its attorney for and in its name and on its behalf for such purposes, and generally to use its name in the exercise of all or any of the powers hereby conferred on Secured Party with full power of substitution. The power and authority hereby given and granted by Lessee to Secured Party shall be deemed coupled with an interest and shall not be revocable by Lessee until termination pursuant to Section 7.10 of the security interests created in the Collateral hereby.

        3.5 Maintenance of Name, etc. Lessee will not change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in respect of the Collateral seriously misleading within the meaning of Section 9-402(7) (or any other then applicable provision) of the Code unless Lessee shall have given Secured Party at least 30 days' prior written notice thereof.

        3.6 No Other Financing Statements. Without the prior written consent of Secured Party, Lessee will not file or authorize or permit to be filed in any jurisdiction any financing statement or like instrument covering or relating to any Collateral in which Secured Party is not named as the secured party.

        3.7 Maintenance of Records. Lessee shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Lessee shall take such steps as may be necessary to make employees of Lessee aware of this Collateral and Security Agreement and the security interests granted hereby. For Secured Party's further security, Lessee agrees that Secured Party shall have a special property interest in all of the Lessee's books and records pertaining to the Collateral and, upon the occurrence and during the continuation of any Event of Default, Lessee shall deliver and turn over any such books and records to Secured Party or its representative at any time upon demand of Secured Party. Prior to the appearance of an Event of Default and upon reasonable notice from Secured Party, Lessee shall permit any representative of Secured Party to inspect such books and records and shall provide photocopies thereof to Secured Party.

        3.8 Schedules and Reports. Lessee shall furnish to Secured Party from time to time, as promptly as feasible upon Secured Party's reasonable request, schedules identifying and describing the Collateral (including, without limitation, the locations thereof) and other reports in connection with the Collateral, all as Secured Party may reasonably request.

        3.9 Maintenance of Office. Lessee represents and warrants that its chief executive office is located at 7380 Sand Lake Road, Suite 200, Orlando, FL 32819.

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Lessee will not change the location of its chief executive office unless Lessee, at least 30 days prior to such change, notifies Secured Party of such change and takes all action necessary or that Secured Party may reasonably request to preserve, perfect, confirm and protect (to the extent contemplated hereby and by the Loan Agreement) Secured Party's liens and security interests in the Collateral. Lessee will at all times maintain its chief executive office within one of the states in the 48 contiguous states (other than Maryland or Tennessee), in which Article 9 of the Code (Secured Transactions) is in effect.

        3.10 No Negotiable Documents. Lessee shall not deposit any Collateral in exchange for a negotiable Document of Title.

        3.11 Taxes and Assessments. Lessee shall furnish to Secured Party such official receipts as Secured Party may reasonably request evidencing the payment in full, when required hereby or by the Lease, of all general taxes and assessments, special taxes, special assessments, and all other charges against the Collateral.

        3.12 Notices. Lessee shall advise Secured Party promptly, in reasonable detail, of any material lien or other encumbrance attaching to or asserted against any of the Collateral.

        3.13 Release of Collateral. Lessee shall have the right to sell or dispose of Collateral only to the extent and subject to the conditions set forth herein. In the event of any such permitted sale or disposition, the lien and security interest created by this Collateral and Security Agreement shall be released from the property so disposed of, and Secured Party shall execute and deliver any releases, instruments or documents necessary to accomplish the foregoing, provided that any such release, execution or delivery shall be without recourse or warranty of any kind.

                                    ARTICLE 4

                       MAINTENANCE, REPAIR AND INSPECTION

        4.1 Maintenance and Repair. Lessee shall keep the Collateral in sufficient operating order, repair and condition for the performance of its business.

        4.2 Right of Inspection. Upon reasonable notice to Lessee, Secured Party and its representatives shall also have the right to enter into and upon any premises where any of the Collateral is located for the purposes of inspecting the same, observing its use or otherwise protecting Secured Party's interest therein.

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                                    ARTICLE 5

                                     DEFAULT

        5.1 Events of Default. For all purposes of this Collateral and Security Agreement, the term "Event of Default" shall have the meaning given to it in the Lease. Notwithstanding anything herein, and without limiting any other rights provided hereunder or by law, upon the occurrence of an Event of Default, Secured Party may execute and cause to be recorded a notice or other declaration of default required by any applicable laws providing for a cure or other moratorium before the Collateral or any portion thereof may be foreclosed judicially or nonjudicially; provided, however, that any notice of intention to accelerate indebtedness contained in said notice or other declaration of default shall refer to acceleration no sooner than the later of the cure or other period provided by any applicable laws or any applicable period provided by the Lease or this Collateral and Security Agreement.

        5.2 Remedies Generally. After an Event of Default has occurred and is continuing (and has not been rescinded, cured or waived), in addition to, and not by way of limitation of, any right which Secured Party may have hereunder or under applicable law or otherwise:

               (a) Secured Party shall have all of the rights and remedies of a secured party under the Code, including without limitation, the right and power to sell, or otherwise dispose of, any personal property constituting Collateral, wherever situated, and remove the same without being deemed guilty of trespass and without liability for damages thereby occasioned, or, at its option and upon its demand, to cause Lessee to assemble any Collateral and make it available at the place and time designated in such demand. Secured Party without notice to or demand upon Lessee, may make such payments and do such acts as Secured Party deems necessary to protect the lien and security interest hereof (including without limitation paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior to or superior to the lien and security interest granted hereunder), and in exercising any such powers or authority may pay all expenses incurred in connection therewith, and shall be entitled to hold, maintain, preserve and prepare any Collateral for sale, and may render such Collateral unusable and dispose of it on any premises. Notice of any sale or other disposition of any Collateral shall be given to Lessee by notice via certified mail at Lessee's address for notice under this Collateral and Security Agreement at least ten days before the time of the sale or disposition.

               (b) Secured Party may, with or without entry, personally or by its agents or attorneys, insofar as applicable:

                  (i) sell the Collateral and all estate, right, title and
               interest, claim and demand therein, and any right of redemption thereof, at one

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               or more sales as an entirety or in parcels, and at such times and places and after such notices thereof as may be required or permitted by law at private sale or at a public auction to the highest bidder for cash, in lawful money of the United States, payable at the time of such private or public sale;

                  (ii) apply to any court of competent jurisdiction for the
               appointment of a receiver or receivers for Collateral or any portion thereof, and of all the rents thereof, and Lessee hereby consents to such appointment; or

                 (iii) take such steps to protect and enforce its rights,
               whether by action, suit or proceeding in equity or at law, for the specific performance of any covenant, condition or agreement in this Collateral and Security Agreement or in any agreements governing, instruments evidencing or documents securing Secured Obligations, or in aid of the execution of any power herein or therein granted, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Secured Party shall elect.

               (c) Secured Party may file such proofs of claim and other papers or documents as may be deemed necessary or advisable in order to have the claims of Secured Party allowed in any judicial proceedings relative to Lessee or the creditors, or property, of Lessee.

               (d) Secured Party may adjourn from time to time any sale by it to be made under or by virtue of this Collateral and Security Agreement by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

               (e) Upon the completion of any sale or sales made by Secured Party under or by virtue of this Article, Secured Party shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold, but without any covenant or warranty, express or implied. The recitals in such instrument of any matters or facts shall be conclusive proof of the truthfulness thereof. Any such sale or sales made under or by virtue of this Article 5 whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgement or decree of foreclosure and sale shall operate to absolutely divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Lessee in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Lessee and against any and all persons claiming or who may claim the same,

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        or any part thereof from, through or under Lessee, and to the extent permitted by law Lessee hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter in force.

               (f) Lessee on its own behalf and on behalf of its successors and assigns hereby expressly waives all rights to require (i) a marshalling of assets by Secured Party or (ii) Secured Party to first resort to some or any portion of the Collateral before foreclosing upon and selling any other portion thereof.

        5.3    Application of Moneys.

               (a) All moneys held by Secured Party or proceeds received by Secured Party pursuant to this Section 5, to the extent available for distribution, shall be distributed by Secured Party on the last business day of each calendar month (the "Distribution Date") in the following order of priority, to the extent permitted by law:

               First: To Secured Party for any unpaid fees and other amounts payable to the Secured Party under the Lease, in an amount equal to such unpaid amounts on such Distribution Date;

               Second: Any surplus then remaining shall be distributed without recourse or warranty to the Person or Persons entitled thereto.

               (b) Secured Party may, to the extent permitted by law, make distributions hereunder in cash or in kind or in any combination thereof.

               (c) All distributions made by Secured Party pursuant to this
        Section 5.3 shall be final. However, if at any time Secured Party determines a distribution previously made pursuant to this Section 5.3 was based on a mistake of fact, Secured Party shall adjust subsequent distributions hereunder so that on a cumulative basis Secured Party and all other persons shall receive the distributions to which they would have been entitled it such mistake of fact had not been made.

                                    ARTICLE 6

                                  MISCELLANEOUS

        6.1 Notices. Any notice which the Lessee or the Secured Party may be required or may desire to give to the other party under any provision of this Collateral and Security Agreement shall be in writing and shall be delivered by hand or transmitted by electronic facsimile transmission and shall be deemed to have been given or made when so delivered or transmitted and addressed as follows:

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        To the Lessee:   Airship International Ltd.
                         7380 Sand Lake Road, Suite 200
                         Orlando, FL 32819
                         Attention: Louis J. Pearlman
                         Telecopier: (407) 345-0888

        Copies to:       Louis J. Pearlman
                         9235 Ridge Pine Trail
                         Orlando, FL 32819
                         Telecopier: (407) 876-0468

                         and

                         Baer Marks & Upham
                         805 Third Avenue
                         New York, New York 10022
                         Attention: Samuel F. Ottensoser, Esq.
                         Telecopier: (212) 702-5941

        To the Secured
        Party:           ORIX USA CORPORATION
                         600 Wilshire Blvd, Ste 1460
                         Los Angeles, CA 90017
                         Attention: Byron Southey
                         Telecopier: (213) 955-6530

        Any party may change the address to which all notices, requests and other communications are to be sent to it by giving written notice of such address change to the other parties in conformity with this paragraph, but such change shall not be effective until notice of such change has been received by the other parties.

        6.2 No Waivers. No failure on the part of Secured Party to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Collateral and Security Agreement shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

        6.3 Amendments. This Collateral and Security Agreement may not be amended or modified except by an instrument in writing signed by Lessee and Secured Party.

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        6.4    Indemnification.

        (a) Lessee shall pay, indemnify, and hold Secured Party harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgements, suits, costs, expenses (including, without limitation, the reasonable fees of counsel) or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Collateral and Security Agreement unless arising from the gross negligence or willful misconduct of the Secured Party (including, without limitation, indemnification of Secured Party for liabilities of Secured Party for the net amount of taxes (after taking account of any deduction, credit or other tax reduction or benefit available by reason of the imposition of any such tax) in any jurisdiction in which such Secured Party would not otherwise be subject to tax except by reason of its acting under this Collateral and Security Agreement (directly or through any agent, co-agent or trustee) and any filing fee or excise tax paid by Secured Party pursuant hereto. As security for payments under the aforesaid indemnity, Secured Party shall have a lien upon all the Collateral.

        (b) In any suit, proceeding or action brought by Secured Party under or with respect to the Collateral for any sum owing hereunder or to enforce any provisions hereof, Lessee will save, indemnify and keep Secured Party harmless from and against all expense, loss or damage suffered by reason of any defense, offset, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by Lessee or any of its affiliates of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from Lessee, and all such obligations of Lessee shall be and remain enforceable against and only against Lessee and shall not be enforceable against Secured Party, its agents or employees.

        6.5 Headings. The table of contents and the headings of Articles and Sections have been included herein for convenience only and shall not be considered in interpreting this Collateral and Security Agreement.

        6.6 Severability. Any provision of this Collateral and Security Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        6.7 Successors and Assigns. This Collateral and Security Agreement shall be binding upon and inure to the benefit of the parties hereto and shall inure to the benefit of Secured Party and its respective successors and assigns, and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Collateral and Security Agreement or any Collateral.

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        6.8 Governing Law. This Collateral and Security Agreement shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York (disregarding any conflict of laws rule which might result in the application of laws of any other jurisdiction). All judicial proceedings brought against Lessee with respect to this Collateral and Security Agreement may be brought in any State or federal court of competent jurisdiction in the State of New York, and Lessee accepts for itself and its assets and properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts.

        6.9 Counterparts. This Collateral and Security Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

        6.10   Termination.

        (a) Upon payment in full of all Secured Obligations, the liens and security interests created by this Collateral and Security Agreement shall terminate forthwith and all right, title and interest of Secured Party in and to the Collateral shall revert to Lessee, its successors and assigns.

        (b) Upon the termination of Secured Party liens and security interest and the release of the Collateral in accordance with Section 6.10 (a) , Secured Party will promptly, at Lessee I s written request and expense, (i) execute and deliver to Lessee such documents as Lessee shall reasonably request to evidence the termination of such security interest or the release of the Collateral and
(ii) deliver or cause to be delivered to Lessee all property of Lessee then held by Secured Party.

        IN WITNESS WHEREOF, the parties hereto have caused this Collateral and Security Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                            AIRSHIP INTERNATIONAL LTD.

                                            By     /s/ LOUIS J. PEARLMAN
                                                ---------------------------
                                            Name:
                                            Title: President

                                            ORIX USA CORPORATION

                                            By    /s/ Byron M. Southey
                                                ---------------------------
                                            Name:
                                            Title: Senior Vice President

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                                    Exhibit A
                                       to
                        Collateral and Security Agreement

                          DEPARTMENT OF TRANSPORTATION

                         FEDERAL AVIATION ADMINISTRATION
                              FAA AIRCRAFT REGISTRY
                                 P.O. Box 25504
                          Oklahoma City, Oklahoma 73125

                           AIRCRAFT SECURITY AGREEMENT

NAME & ADDRESS OF DEBTOR

                      AIRSHIP INTERNATIONAL LTD.
                      7380 Sand Lake Road, Ste 200
                      Orlando, FL 32819

NAME & ADDRESS OF SECURED PARTY

                      ORIX USA CORPORATION
                      600 Wilshire Blvd, Ste 1460
                      Los Angeles, CA 90017

NAME OF SECURED PARTY'S ASSIGNOR

                      NOT APPLICABLE

Date: May 10, 1994

Complete description of collateral being mortgaged:

AIRCRAFT (FAA registration number, manufacturer, model, and serial number):

        One (1) Airship Industries UK LTD Model 500-HL Skyship, Manufacturer's Serial Number 1214/06, FAA Registration Number N 601LP.

ENGINES (manufacturer, model, and serial number):

        [See Aircraft above]









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PROPELLERS (manufacturer, model, and serial number):

        [See Aircraft above]

SPARE PARTS LOCATIONS (air carrier's name, city and state)

        Not Applicable

together with all equipment and accessories attached thereto or used in connection therewith, all of which are included in the term aircraft as used herein.

The above described aircraft is hereby mortgaged to the secured party for the purpose of securing in the order named:

        FIRST: The performance by Debtor of its obligations under the Lease Agreement dated as of November 2, 1989, as amended, between Debtor and the Secured Party.

        SECOND: The prompt and faithful discharge and performance of each agreement of the debtor herein contained or made with or for the benefit of the secured party in connection with the indebtedness to secure which this instrument is executed and the repayment of any sums expended or advanced by the Secured Party for the maintenance or preservation of the property mortgaged hereby or in enforcing his rights hereunder.

Said debtor hereby declares and hereby warrants to the said secured party that he is the absolute owner of the legal and beneficial title to the said aircraft and in possession thereof, and that the same is free and clear of all liens, encumbrances, and adverse claims whatsoever.

It is the intention of the parties to deliver this instrument in the State of New York.

Provided, however, that if the debtor, his heirs, administrators, successors, or assigns shall pay said note and the interest thereon in accordance with the terms thereof and shall keep and perform all and singular the terms, covenants, and agreements in this security agreement, then this security agreement shall be null and void.

Time is of the essence of this security agreement. It is hereby agreed that, if default be made in the payment of any part of the principal or interest of the Lease secured hereby at the time and in the manner therein specified, or if any breach be made of any obligation or promise of the Debtor herein contained or secured hereby, or if any or all of the property covered hereby be hereafter sold, leased, transferred, mortgaged, or otherwise encumbered without first obtaining the written consent of the Secured Party, or in the event of the seizure of the Aircraft under execution or other legal process, or if for any other reason the secured party may deem himself insecure, then the whole principal sum unpaid upon said Lease, with the interest accrued

                                       -2-








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thereon, or advanced under the terms of this security agreement, or secured thereby, and the interest thereon, shall immediately become due and payable at the option of the Secured Party.

Upon default, the Secured Party may at once proceed to foreclose this mortgage in any manner provided by law, or he may at his option, and he is hereby empowered so to do, with or without foreclosure action, enter upon the premises where the said aircraft may be and take possession thereof, and remove and sell and dispose of the same at public or private sale, and from the proceeds of such sale retain all costs and charges incurred by him in the taking or sale of said aircraft, including any reasonable attorney's fees incurred; also all sums due him on said Lease, under any provisions thereof, or advanced under the terms of this security agreement or the Collateral and Security Agreement dated the date hereof between debtor and the Secured Party, and interest thereon, or due or owing to the Secured Party, under any provisions of this security agreement, or secured hereby, with the interest thereon, and any surplus of such remaining shall be paid to the debtor, or whomever may be lawfully entitled to receive the same. If a deficiency occurs, the debtor agrees to pay such deficiency forthwith.

The Secured Party or its agent may bid and purchase at any sale made under this mortgage or herein authorized, or at any sale made upon foreclosure of this mortgage.

In witness whereof, the debtor has hereunto set its hand and seal on the day and year first above written.

ACKNOWLEDGMENT:
(If required by
applicable law)

                     SIGNATURE(S)
                                  ---------------------------------------------
                     (In ink)    (If executed for co-ownership, all must sign)

                     TITLE
                                  ---------------------------------------------
                     (If signed for a corporation, partnership, owner, or agent)

                                       -3-



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